                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934
                                 MARCH 9, 1998
                       (Date of Earliest Event Reported)

             AIRPLANES LIMITED                              AIRPLANES U.S. TRUST
  (Exact Name of Registrants as Specified in Memorandum of Association or Trust Agreement)

          JERSEY, CHANNEL ISLANDS                                 DELAWARE
               (State or Other Jurisdiction of Incorporation or Organization)

                33-99970-01                                      13-3521640
          (Commission File Number)                   (IRS Employer Identification No.)

             AIRPLANES LIMITED                              AIRPLANES U.S. TRUST
            22 GRENVILLE STREET                           1100 NORTH MARKET STREET
                 ST. HELIER                                 RODNEY SQUARE NORTH
              JERSEY, JE4 8PX                               WILMINGTON, DELAWARE
              CHANNEL ISLANDS                                    19890-0001
           (011 44 1534 609 000)                              (1-302-651-1000)
(Addresses and Telephone Numbers, Including Area Codes, of Registrants' Principal Executive
                                          Offices)

ITEM 5.  OTHER EVENTS

     Press Release dated March 11, 1998

     THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER OR INVITATION TO SELL OR THE SOLICITATION OF AN OFFER OR INVITATION TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, INVITATION, SOLICITATION OR SALE WOULD BE UNLAWFUL.

                                 PRESS RELEASE
                                AIRPLANES GROUP

     Airplanes Group (the "Company") commenced its underwritten public offering of approximately $2.4 billion in new debt securities (the "New Securities"). The New Securities will be issued to refinance the Company's outstanding $850 million of Subclass A-1 Pass Through Certificates, $750 million of Subclass A-2 Pass Through Certificates, $500 million of Subclass A-3 Pass Through Certificates and $337 million of Class B Pass Through Certificates (the "Refinancing"). The offering is being lead managed by Morgan Stanley & Co. Incorporated. Lehman Brothers Inc. and Salomon Brothers Inc are acting as co-managers.

     The following table summarizes certain of the principal terms of the New
Securities:

                          SUBCLASS A-6     SUBCLASS A-7     SUBCLASS A-8       CLASS B
                          CERTIFICATES     CERTIFICATES     CERTIFICATES     CERTIFICATES
                         --------------   --------------   --------------   --------------
Aggregate Principal
  Amount...............    $850,000,000     $550,000,000     $700,000,000     $337,000,000
Expected Ratings:
  DCR..................              AA               AA               AA                A
  Moody's..............             Aa2              Aa2              Aa2               A2
  Standard & Poor's....              AA               AA               AA                A
                                1 month          1 month          1 month          1 month
Interest Rate..........  LIBOR + 0.340%   LIBOR + 0.260%   LIBOR + 0.375%   LIBOR + 0.750%
Expected Weighted
  Average Life.........       3.1 Years        3.0 Years        5.0 Years        6.1 Years
Expected Final Payment      January 15,
  Date.................            2004   March 15, 2001   March 15, 2003   March 15, 2009
Final Maturity Date....  March 15, 2019   March 15, 2019   March 15, 2019   March 15, 2019

     The final prospectus relating to the New Securities contains information for purchasers of the New Securities regarding certain assumptions relating to possible revenues and expenses for the Company that are designed to illustrate various payment characteristics of the New Securities. At this time, the Company is providing similar information in Appendix A hereto with respect to the effect of the assumptions on all of the Company's Class A through D Pass Through Certificates expected to be outstanding following the Refinancing.

March 11, 1998

FOR FURTHER INFORMATION, PLEASE CONTACT:

Edward Hansom at tel +353 61 706505, or
Paul Farrell at tel +353 61 706408

                                                                      APPENDIX A

Assumptions

     The assumptions (the "Assumptions") and tables set forth below represent possible revenue scenarios designed to illustrate certain payment characteristics of the Company's Class A-D Pass Through Trust Certificates (the "Certificates") and are not intended to be projections, estimates, forecasts or forward-looking statements. The tables have been developed by fixing certain of the Assumptions and by varying other Assumptions and certain other factors which affect Airplanes Group's revenues and costs and expenses. The Assumptions do not represent a complete list of factors which may affect the revenues and costs and expenses of Airplanes Group, but rather indicate those factors which are likely to significantly affect the performance of Airplanes Group in future years. In addition, the range of possible outcomes with respect to each Assumption and the combinations of Assumptions set forth above do not indicate a comprehensive set of possible results for Airplanes Group. In particular, more severe stresses may lead to payments of principal being delayed or decreased, or in certain cases, an Event of Default.

     Accordingly, investors should understand that the following tables are intended merely to illustrate certain, but not all, payment sensitivities of the Certificates to certain, but not all, market and economic stresses. Airplanes Group does not intend to update or revise the information presented to reflect changes occurring after February 10, 1998. However, Airplanes Group is not aware of events or circumstances since February 10, 1998 that would cause the Assumptions to be unreliable. It is highly likely that actual experience will vary from the Assumptions and the possible revenue scenarios represented by the tables. The principal factors that could cause Airplanes Group's actual revenues to differ materially from such scenarios are the Stresses and certain "Risk Factors" as set out herein, in Airplanes Group's annual report on Form 10-K for the year ending March 31, 1997 as filed with the United States Securities and Exchange Commission (the "Commission") and in the registration statement on Form S-1 (File No. 333-43453), including all amendments, (the "Registration Statement"). Unless otherwise defined herein, all capitalized terms used but not defined herein have the meanings assigned to such terms in the Registration Statement.

     The Expected Final Payment Date, Expected Maturity, Weighted Average Life and yield of each class and subclass of Certificates have been based on the Assumptions.

REVENUE ASSUMPTIONS

     (i) One month LIBOR remains constant at 5.75% per annum and the U.S. Treasury rate used for premium calculations is 5.50%.

     (ii) Six month LIBOR (the most common reference rate for the floating rate Leases) remains constant at 5.75% per annum.

     (iii) Funds on deposit in the Collection Account and Expense Account earn interest at a rate of one month LIBOR. The Liquidity Reserve Amount remains constant.

     (iv) Aircraft coming off-lease in the future are assumed to be re-leased at a monthly rate that is a function of the current contracted monthly lease rate as of February 10, 1998 for, and age of, such Aircraft. Lease rates are assumed to remain constant at the monthly lease rate for the first 60% of an Aircraft's expected useful life, thereafter declining on a straight-line basis to 40% of such lease rate over the remainder of its expected useful life (the "FUTURE LEASE RATE"). Aircraft which are not currently on-lease are assumed to be leased at a rate based upon lease rates currently being received for Aircraft of a similar age and type. The table below sets forth the expected useful life assumed for each aircraft type in the Portfolio.

                                                                                   EXPECTED
                                                               AIRCRAFT TYPE      USEFUL LIFE
                                                              ----------------    -----------
                                                                                   (YEARS)
          Jet Aircraft....................................    A300                       25
                                                              A320-200                   25
                                                              B727-200A                22.5
                                                              B737-200A/C             20-25
                                                              B737-300/400/500           25
                                                              B747-200BC(1)              25
                                                              B757-200                   25
                                                              B767-200ER/300ER           25
                                                              DC8-71F/73CF               20(2)
                                                              DC9-14/15             22.5-25
                                                              DC9-32/51             22.5-25
                                                              DC10-30/F                  25
                                                              F100                       25
                                                              MD11                       25
                                                              MD82/3/7                   25
          Turboprops......................................    ATR42-300                22.5
                                                              DHC8-100/300             22.5
                                                              METRO-III                22.5

---------------

         NOTES:

         (1) Airplanes Group's one B747-200BC Aircraft is currently undergoing conversion to freighter configuration.

         (2) Years from the date of conversion to freighter service.

     (v) Aircraft are assumed to have no scrap value at the end of their expected useful life.

     (vi) All contracted and assumed future payments in respect of the Leases are timely received by Airplanes Group on the due date therefor. All payments under restructured leases, where the Lessee is complying with the terms of such Lease, are made in accordance with their contractual terms. Where a Lessee under a restructured Lease is not complying with the terms of such Lease it is assumed that no further cash flows are received.

     (vii) All net swap cash flows occur in accordance with the contractual terms of the swap agreements. No Swaptions are exercised. Minimum Hedge Payments, Supplemental Hedge Payments, Subordinated Swap Payments and Modification Payments are all assumed to be zero.

     (viii) Future Lease terms are assumed to be five years.

     (ix) No new Purchase Options with respect to the Aircraft are granted to Lessees by Airplanes Group and the only existing Purchase Options exercised are those associated with finance leases or their equivalent.

     (x) No new Lease termination or extension options are granted to Lessees by Airplanes Group and no existing termination or extension options are exercised.

     (xi) With the exception of (a) any Aircraft sales assumed pursuant to a Purchase Option as detailed in paragraph (ix) above and (b) the sale of three Aircraft to Emery (an agreement for the sale of these three Aircraft was signed on December 30, 1997), Airplanes Group sells no Aircraft.

     The above Assumptions (i) to (xi) are used to determine the assumed gross monthly revenue to Airplanes Group before interest payments, principal payments, Swap Payments, selling, general and administrative expenses and before lost rental payments and expenditures required due to Aircraft downtime, Lessee defaults, aircraft repossession costs, bad debts and operating costs incurred in the ordinary course of the operating lease business ("GROSS REVENUE").

INTEREST, EXPENSE AND OPERATING COST ASSUMPTIONS:

     (xii) The Notes corresponding to the Certificates and the Class E Notes held by GPA consist of the Classes and Subclasses with aggregate principal amounts and coupons as set forth in the following table and payments are made in accordance with the order of priorities prescribed by the Indenture governing the Notes and the Class E Notes.

          CLASS OR SUBCLASS                               AMOUNT              COUPON
          -----------------                             -----------    ---------------------
                                                            ($
                                                         MILLIONS)
          A-4.........................................     200.000     1 Month LIBOR+ 0.620%
          A-5.........................................      94.000     1 Month LIBOR+ 0.350%
          A-6.........................................     850.000     1 Month LIBOR+ 0.340%
          A-7.........................................     550.000     1 Month LIBOR+ 0.260%
          A-8.........................................     700.000     1 Month LIBOR+ 0.375%
          B...........................................     337.000     1 Month LIBOR+ 0.750%
          C...........................................     375.000             8.15%
          D...........................................     400.000            10.875%
          E...........................................     591.222               *
                                                        ----------
                                                        $4,097.222
                                                        ==========

---------------

         *Stated Interest Rate of 20% (adjustable for inflation); The "CLASS E NOTE MINIMUM INTEREST AMOUNT" is 1%; The "CLASS E NOTE SUPPLEMENTAL INTEREST AMOUNT" is 10%. The Class E Note Minimum Interest Amount and the Class E Note Supplemental Interest Amount are payable on the initial Outstanding Principal Balance of the Class E Notes.

     (xiii) Refinancing Notes are assumed to be issued and sold on the respective Expected Final Payment Dates of the Subclass A-4, A-7 and A-8 Notes (and on each subsequent expected final payment date of any Refinancing Notes) on the same terms with respect to priority, coupon and redemption as the Notes being refinanced and with maturities and amortization schedules paid with the application of the Minimum and Supplemental Principal Payment Amounts.

     (xiv) Airplanes Group realizes no actual liabilities in respect of contingent liabilities of the Transferred Companies.

     (xv) Selling, general and administrative expenses in the amount of $35 million per annum are deducted from Gross Revenue and include fees to the Servicer, Administrative Agent and Cash Manager and other general and administrative expenses of Airplanes Group.

     (xvi) Gross Revenues are reduced each year by 2% to account for certain operating costs incurred in the ordinary course of the operating lease business including insurance expenses, Aircraft related costs and leasing transaction expenses.

     ASSUMED CASE STRESS SCENARIO:

     (xvii) Gross Revenues are assumed to be reduced by 6% per annum in respect of lost rental payments and expenditures required due to Aircraft downtime (known in the industry as "aircraft on ground") ("AOG"), Lessee defaults, aircraft repossession costs and bad debts ("STRESSES"). The following set of Stresses are presented for illustrative purposes and only represent an example of a combination of Stresses which result in approximately a 6% reduction in Gross Revenues. Other Stress combinations could result in Gross Revenue reductions which exceed 6%.

    A:     Weighted Average Portfolio Turnover:              20% per annum (Assumption (viii))
    B:     Average Re-marketing Time:                        6 weeks (.115 years)
    C:     Weighted Average Default Rate:                    4% per annum
    D:     Average Repossession Time:                        18 weeks (.346 years)
    E:     Average Repossession Cost:                        $500,000 per Aircraft
    F:     Weighted Average Bad Debt Expense:                1% per annum
           AOG = (A X B) + (C X (B + D))
           Annual Repossession Expense ("ARE") = (C X (E/Average Gross Revenue per
           Aircraft))
           AOG = (20% X .115 yrs) + (4% X (.115 yrs + .346 yrs))           4.2%
           ARE = (4% X 21%)                                                0.8
           Bad Debt Expense                                               +1.0
           Stress Related Gross Revenue Reduction                          6.0%
           Operating costs (see Assumption (xvi))                         +2.0
                                                                         ----
           Gross Revenue Reduction in the Assumed Case                     8.0%
                                                                         ====

     Increasing the above Stresses would result in a greater reduction in annual Gross Revenues. The following table shows the effect upon Gross Revenues of doubling the severity of each Stress (other than Average Repossession Cost) outlined in the above example (in each case holding other Stresses unchanged).

                                                             GROSS REVENUE
STRESS                                        SEVERITY         REDUCTION
------                                      -------------    -------------
Portfolio Turnover                          40% per annum        10.3%
Re-marketing Time                           12 weeks             10.8%
Default Rate                                8% per annum         10.7%
Repossession Time                           36 weeks              9.4%
Bad Debt Expense                            2% per annum          9.0%

     It is highly likely that actual experience will differ from the Assumptions and the Stresses and, therefore, principal payments on certain Notes will likely occur earlier or later, and may occur significantly earlier or later, than assumed.

     PRINCIPAL REPAYMENTS UNDER THE ASSUMED CASE

     The table below shows, for each Payment Date presented, the percentage of the initial Outstanding Principal Balance of each subclass of Class A Certificates, the aggregate Class A Certificates, including Refinancing Certificates, and the Class B, Class C and Class D Certificates expected to be Outstanding on such Payment Date based on the Assumptions. It is highly unlikely that the Assumptions will correspond to actual experience. Therefore, principal payments on the Notes and the corresponding Certificates may occur earlier or later than as set forth in the table. The failure of Airplanes Group to pay principal of any class or subclass of the Notes prior to the Final Maturity Date of such class or subclass because funds are not available therefor in accordance with the priorities set forth in the Indenture governing the Notes will not of itself constitute an Event of Default or a Note Event of Default.

            PERCENT OF INITIAL OUTSTANDING PRINCIPAL BALANCE OF THE
                     CERTIFICATES BASED ON THE ASSUMED CASE

                                                                      AGGREGATE
                                                                       CLASS A
                                                                    CERTIFICATES,
                                                                      INCLUDING
                                                                     REFINANCING
PAYMENT DATE OCCURRING IN MARCH  A-4    A-5    A-6    A-7    A-8     CERTIFICATES     B      C      D
-------------------------------  ----   ----   ----   ----   ----   --------------   ----   ----   ----
1998 (Closing Date).........     100%    16%   100%   100%   100%        100%        100%   100%   100%
1999........................     100%     0%    88%   100%   100%         92%         95%    97%   100%
2000........................     100%     0%    70%   100%   100%         86%         85%    94%    99%
2001........................     100%     0%    51%     0%   100%         79%         80%    89%    97%
2002........................     100%     0%    32%     0%   100%         72%         73%    85%    94%
2003........................       0%     0%    14%     0%     0%         65%         63%    79%    91%
2004........................       0%     0%     0%     0%     0%         59%         54%    73%    87%
2005........................       0%     0%     0%     0%     0%         53%         43%    66%    81%
2006........................       0%     0%     0%     0%     0%         48%         33%    58%    75%
2007........................       0%     0%     0%     0%     0%         42%         22%    49%    67%
2008........................       0%     0%     0%     0%     0%         36%         11%    38%    57%
2009........................       0%     0%     0%     0%     0%         30%          0%    27%    46%
2010........................       0%     0%     0%     0%     0%         24%          0%    15%    34%
2011........................       0%     0%     0%     0%     0%         18%          0%     0%    19%
2012........................       0%     0%     0%     0%     0%         10%          0%     0%     0%
2013........................       0%     0%     0%     0%     0%          0%          0%     0%     0%
2014........................       0%     0%     0%     0%     0%          0%          0%     0%     0%
Weighted Average Life
  (Years)(1)................      5.0    0.1    3.1    3.0    5.0         7.7         6.1    8.2   10.0

---------------

(1) The Weighted Average Life ("WEIGHTED AVERAGE LIFE") of a Certificate equals
    (i) the sum of the products on each Payment Date of (A) the Principal Distribution Amount or Scheduled Principal Payment Amount on such Payment Date and (B) the number of years from the date of issuance of such Certificate to such Payment Date (ii) divided by the initial Outstanding Principal Balance of such Certificate.

      DECLINING BALANCES OF THE CERTIFICATES AND EXPECTED PORTFOLIO VALUE
                           BASED ON THE ASSUMED CASE


     The graph under this heading will show the declining balances of the Certificates and the Expected Portfolio Value based on the Assumptions from March of 1998 through March of 2018.


     In each of the following tables, "EXPECTED MATURITY" means the period (expressed in years) from (i) March 16, 1998 in the case of the Subclass A-6, Subclass A-7, Subclass A-8 and Class B Certificates and (ii) March 28, 1996 in the case of any other Certificates through the expected final payment of principal of the relevant Certificates.

     EFFECT OF INABILITY TO REFINANCE SUBCLASS A-4 CERTIFICATES, SUBCLASS A-7 CERTIFICATES AND SUBCLASS A-8 CERTIFICATES

     The table below is based on the Assumptions, except that no further Refinancing Notes are assumed to be issued and sold and the Subclass A-4, A-7 and A-8 Certificates are assumed to amortize according to the priority of payments set forth in the Indenture governing the Notes. If such Refinancings do not occur, the Expected Maturities ("EXP") and Weighted Average Lives ("AVG") of the respective classes and subclasses of Certificates would be as set forth below.

       EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF THE CERTIFICATES
                         ASSUMING NO REFINANCINGS OCCUR

                                                                  EXPECTED MATURITY/
                                                                 WEIGHTED AVERAGE LIFE
                                                              ---------------------------
                                                                ASSUMED          NO
                                                                 CASE       REFINANCINGS
                                                              -----------   -------------
                                                              EXP    AVG     EXP     AVG
                                                              ----   ----   -----   -----
                                                                (YEARS)        (YEARS)
Subclass A-4 Certificates...................................   5.0    5.0    6.4     5.7
Subclass A-5 Certificates...................................   0.3    0.1    0.3     0.1
Subclass A-6 Certificates...................................   5.8    3.1    7.4     3.4
Subclass A-7 Certificates...................................   3.0    3.0   11.2     9.4
Subclass A-8 Certificates...................................   5.0    5.0   14.9    13.5
Class B Certificates........................................  11.0    6.1   13.7     6.6
Class C Certificates........................................  13.0    8.2   13.0     8.2
Class D Certificates........................................  14.0   10.0   14.0    10.0

     MINIMUM REVENUE PERCENTAGE REQUIRED TO RETIRE CERTIFICATES

     The table below indicates the minimum percentage of Gross Revenue that will be necessary to repay all interest and principal on each class of Certificates by their respective Final Maturity Dates. If the actual revenue received by Airplanes Group were to fall below the percentages of Gross Revenue indicated below and all of the other Assumptions were to occur as assumed, Airplanes Group would be unable to meet its required payment obligations for the classes of Notes and corresponding classes of Certificates, which would constitute an Event of Default with respect to the Certificates.

               PERCENTAGE OF GROSS REVENUE NECESSARY TO REPAY THE
       CERTIFICATES BY THE APPLICABLE FINAL MATURITY DATE ASSUMING ACTUAL EXPERIENCE CORRESPONDS TO THE ASSUMED CASE UNTIL THE BEGINNING OF THE YEAR
                                     STATED

                                                        MARCH 15,   MARCH 15,   MARCH 15,   MARCH 15,
                                                          1998        2000        2003        2007
                                                        ---------   ---------   ---------   ---------
Aggregate Class A Certificates(1).....................    59.4%       57.8%       53.6%       46.9%
Class B Certificates..................................    66.6%       64.6%       59.7%       50.1%
Class C Certificates..................................    84.2%       82.3%       78.1%       67.2%
Class D Certificates..................................    86.0%       84.4%       80.9%       71.3%

---------------

(1) Including all Refinancing Certificates

     EFFECT OF A PERMANENT CHANGE IN GROSS REVENUE

     The tables below have been prepared based on the Assumptions, except that the revenue received by Airplanes Group varies from Gross Revenues by the indicated percentages, beginning on March 15, 2000 and 2003. If the actual revenues received by Airplanes Group were to vary as indicated below and all of the other Assumptions were to occur as assumed, then the Expected Maturities and Weighted Average Lives of the respective classes and subclasses of Certificates would be as set forth below.

         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CERTIFICATES ASSUMING A PERMANENT CHANGE IN GROSS REVENUE, BEGINNING ON MARCH 15, 2000

                                                    PERMANENT CHANGE IN GROSS REVENUE
                                   -------------------------------------------------------------------
                                      +10%           0%           -8%*          -15%          -20%
                                   -----------   -----------   -----------   -----------   -----------
                                   EXP    AVG    EXP    AVG    EXP    AVG    EXP    AVG    EXP    AVG
                                   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Subclass A-4 Certificates........   5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0
Subclass A-5 Certificates........   0.3    0.1    0.3    0.1    0.3    0.1    0.3    0.1    0.3    0.1
Subclass A-6 Certificates........   4.4    2.6    5.0    2.8    5.8    3.1    6.6    3.5    6.6    3.6
Subclass A-7 Certificates........   3.0    3.0    3.0    3.0    3.0    3.0    3.0    3.0    3.0    3.0
Subclass A-8 Certificates........   5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0
Class B Certificates.............  11.0    6.1   11.0    6.1   11.0    6.1   19.0    8.2   20.1    8.4
Class C Certificates.............  11.2    7.9   12.9    8.2   13.0    8.2   15.2    9.7       (1)
Class D Certificates.............  10.8    9.0   12.8    9.8   14.0   10.0   19.0   16.2       (2)

---------------

*   Assumed case
(1) Not all principal repaid prior to the Final Maturity Date (Yield = 6.45%)
(2) Not all principal repaid prior to the Final Maturity Date (Yield = 9.80%)

         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CERTIFICATES ASSUMING A PERMANENT CHANGE IN GROSS REVENUE, BEGINNING ON MARCH 15, 2002

                                                    PERMANENT CHANGE IN GROSS REVENUE
                                   -------------------------------------------------------------------
                                      +10%           +0%          -8%*          -15%          -20%
                                   -----------   -----------   -----------   -----------   -----------
                                   EXP    AVG    EXP    AVG    EXP    AVG    EXP    AVG    EXP    AVG
                                   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Subclass A-4 Certificates........   5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0
Subclass A-5 Certificates........   0.3    0.1    0.3    0.1    0.3    0.1    0.3    0.1    0.3    0.1
Subclass A-6 Certificates........   5.6    3.1    5.7    3.1    5.8    3.1    6.1    3.1    6.3    3.1
Subclass A-7 Certificates........   3.0    3.0    3.0    3.0    3.0    3.0    3.0    3.0    3.0    3.0
Subclass A-8 Certificates........   5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0
Class B Certificates.............  11.0    6.1   11.0    6.1   11.0    6.1   16.6    7.8   20.1    8.0
Class C Certificates.............  12.3    8.2   13.0    8.2   13.0    8.2   13.1    8.2   18.2   10.8
Class D Certificates.............  12.2    9.6   13.6   10.0   14.0   10.0   16.6   12.2       (1)

---------------

* Assumed case

(1) Not all principal repaid prior to the Final Maturity Date (Yield = 10.82%)

     EFFECT OF PERMANENT DECLINE IN PORTFOLIO VALUE

     To the extent that the Adjusted Portfolio Value is less than the Expected Portfolio Value, the Principal Adjustment Amount may be paid from time to time to holders of Class A Certificates. Such payments may shorten the Weighted Average Lives of the Class A Certificates and lengthen the Weighted Average Lives of the Class B, Class C and Class D Certificates. The following tables show the Expected Maturity and Weighted Average Life of each class or subclass of Notes if the Adjusted Portfolio Value were to permanently decline to a given percentage of the Expected Portfolio Value, beginning on March 16, 1998 and March 15, 2002, respectively.

         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CERTIFICATES ASSUMING A PERMANENT CHANGE IN PORTFOLIO VALUE, BEGINNING ON MARCH 16, 1998

                                                    ADJUSTED PORTFOLIO VALUE AS PERCENTAGE OF
                                              EXPECTED PORTFOLIO VALUE BEGINNING ON MARCH 16, 1998
                                              -----------------------------------------------------
                                                 100%*          90%           80%           70%
                                              -----------   -----------   -----------   -----------
                                              EXP    AVG    EXP    AVG    EXP    AVG    EXP    AVG
                                              ----   ----   ----   ----   ----   ----   ----   ----
Subclass A-4 Certificates...................   5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0
Subclass A-5 Certificates...................   0.3    0.1    0.3    0.1    0.3    0.1    0.3    0.1
Subclass A-6 Certificates...................   5.8    3.1    5.7    3.0    4.7    2.6    4.7    2.6
Subclass A-7 Certificates...................   3.0    3.0    3.0    3.0    3.0    3.0    3.0    3.0
Subclass A-8 Certificates...................   5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0
Class B Certificates........................  11.0    6.1   12.9    6.9   13.2    7.8   13.6    8.1
Class C Certificates........................  13.0    8.2   13.0    8.3   13.0    9.0   13.0    9.7
Class D Certificates........................  14.0   10.0   14.0   10.0   14.0   10.8   14.0   11.6

---------------

* Assumed case

         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CERTIFICATES ASSUMING A PERMANENT CHANGE IN PORTFOLIO VALUE, BEGINNING ON MARCH 15, 2002

                                                        ADJUSTED PORTFOLIO VALUE AS PERCENTAGE OF
                                                  EXPECTED PORTFOLIO VALUE BEGINNING ON MARCH 15, 2002
                                                  -----------------------------------------------------
                                                     100%*          90%           80%           70%
                                                  -----------   -----------   -----------   -----------
                                                  EXP    AVG    EXP    AVG    EXP    AVG    EXP    AVG
                                                  ----   ----   ----   ----   ----   ----   ----   ----
                                                    (YEARS)       (YEARS)       (YEARS)       (YEARS)
Subclass A-4 Certificates.......................   5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0
Subclass A-5 Certificates.......................   0.3    0.1    0.3    0.1    0.3    0.1    0.3    0.1
Subclass A-6 Certificates.......................   5.8    3.1    5.7    3.1    5.2    3.0    5.2    3.0
Subclass A-7 Certificates.......................   3.0    3.0    3.0    3.0    3.0    3.0    3.0    3.0
Subclass A-8 Certificates.......................   5.0    5.0    5.0    5.0    5.0    5.0    5.0    5.0
Class B Certificates............................  11.0    6.1   13.3    7.3   13.4    7.8   13.9    8.1
Class C Certificates............................  13.0    8.2   13.0    8.2   13.0    8.6   13.0    9.1
Class D Certificates............................  14.0   10.0   14.0   10.0   14.0   10.7   14.0   11.4

---------------

* Assumed case

     EFFECT OF CYCLICAL VARIATIONS IN GROSS REVENUE AND PORTFOLIO VALUE "RECESSION SCENARIOS"

     Historically, the aviation industry has experienced cyclical swings in the supply and demand for aircraft as illustrated in the following graph. Operating lease companies, such as Airplanes Group, would be negatively affected by a decline in the demand for aircraft. Such a decline or "recession" (as used in this discussion) is assumed to result in a decline in Aircraft values and an increase in defaults and downtime, as well as a decline in operating lease rates. These effects would result in a decline in Gross Revenues.

     The following tables have been prepared on the basis of a number of assumptions to show the effect on Expected Maturities and Weighted Average Lives of Class B, Class C and Class D Certificates if recessions having given durations were to occur at certain given times in the future. Actual experience will likely differ from that which is assumed and, therefore, Expected Maturities and Weighted Average Lives of the Certificates actually experienced will likely differ from those shown in the tables below. In preparing the following tables it has been assumed that a recession would have the following effect on Airplanes Group's operations: First, Aircraft values would fall on the first day of the recession to a given percentage of the Expected Portfolio Value which, in turn, may trigger Principal Adjustment Amounts being paid on the Class A Certificates, if amounts are available to do so. Second, after a period of two years following the first day of the recession, Gross Revenues fall by a given percentage as Aircraft are re-leased or Lessees default which would result in less cash flow being available to make payments of interest and principal on the Certificates. Third, the recession lasts a given period of time followed by the Adjusted Portfolio Value returning to the then Expected Portfolio Value on the first day after the recession and, two years following the end of the recession, Gross Revenues returning to the Assumed Case. However, Airplanes Group can give no assurance that periods of weak traffic growth and lower demand for aircraft will be followed by periods of strong growth and high demand for aircraft nor can it be assured that following a recession Aircraft values and Gross Revenues will return to Assumed Case levels.

           EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CLASS B
             CERTIFICATES ASSUMING A RECESSION LASTING THREE YEARS

                                                                            0%          8%*          10%          20%
                                                                           100%        100%*         90%          80%
                      DECLINE IN GROSS REVENUES                         ----------   ----------   ----------   ----------
 ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF EXPECTED PORTFOLIO VALUE   EXP    AVG   EXP    AVG   EXP    AVG   EXP    AVG
 --------------------------------------------------------------------   ----   ---   ----   ---   ----   ---   ----   ---
Recession begins at start of Year.........      1   (March 16, 1998)    11.0   6.1   11.0   6.1   13.1   6.2   15.4   8.3
                                                3                       11.0   6.1   11.0   6.1   13.2   6.3   15.1   8.2
                                                5                       11.0   6.1   11.0   6.1   13.3   6.5   14.8   8.2
                                               10                       11.0   6.1   11.0   6.1   12.3   6.5   14.4   6.9

---------------

* Assumed case

           EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CLASS B
              CERTIFICATES ASSUMING A RECESSION LASTING FIVE YEARS

                                                                            0%          8%*          10%          20%
                                                                           100%        100%*         90%          80%
                      DECLINE IN GROSS REVENUES                         ----------   ----------   ----------   ----------
 ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF EXPECTED PORTFOLIO VALUE   EXP    AVG   EXP    AVG   EXP    AVG   EXP    AVG
 --------------------------------------------------------------------   ----   ---   ----   ---   ----   ---   ----   ---
Recession begins at start of Year.........      1   (March 16, 1998)    11.0   6.1   11.0   6.1   13.5   6.6   17.4   8.6
                                                3                       11.0   6.1   11.0   6.1   13.5   6.8   16.9   8.5
                                                5                       11.0   6.1   11.0   6.1   13.4   7.0   16.4   8.4
                                               10                       11.0   6.1   11.0   6.1   13.5   6.6   14.6   7.0

---------------

* Assumed case

           EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CLASS C
             CERTIFICATES ASSUMING A RECESSION LASTING THREE YEARS

                                                                            0%          8%*          10%          20%
                                                                           100%        100%*         90%          80%
                      DECLINE IN GROSS REVENUES                         ----------   ----------   ----------   ----------
 ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF EXPECTED PORTFOLIO VALUE   EXP    AVG   EXP    AVG   EXP    AVG   EXP    AVG
 --------------------------------------------------------------------   ----   ---   ----   ---   ----   ---   ----   ---
Recession begins at start of Year.........      1   (March 16, 1998)    13.0   8.2   13.0   8.2   13.0   8.3   13.1   8.4
                                                3                       13.0   8.2   13.0   8.2   13.0   8.3   13.1   8.5
                                                5                       13.0   8.2   13.0   8.2   13.0   8.2   13.1   8.6
                                               10                       13.0   8.2   13.0   8.2   13.0   8.3   13.1   8.4

---------------

* Assumed case

           EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CLASS C
              CERTIFICATES ASSUMING A RECESSION LASTING FIVE YEARS

                                                                            0%          8%*          10%          20%
                                                                           100%        100%*         90%          80%
                      DECLINE IN GROSS REVENUES                         ----------   ----------   ----------   ----------
 ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF EXPECTED PORTFOLIO VALUE   EXP    AVG   EXP    AVG   EXP    AVG   EXP    AVG
 --------------------------------------------------------------------   ----   ---   ----   ---   ----   ---   ----   ---
Recession begins at start of Year.........      1   (March 16, 1998)    13.0   8.2   13.0   8.2   13.0   8.3   13.4   9.7
                                                3                       13.0   8.2   13.0   8.2   13.0   8.3   13.1   9.2
                                                5                       13.0   8.2   13.0   8.2   13.0   8.2   13.1   9.3
                                               10                       13.0   8.2   13.0   8.2   13.0   8.3   13.0   8.4

---------------

* Assumed case

           EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CLASS D
             CERTIFICATES ASSUMING A RECESSION LASTING THREE YEARS

                                                                            0%            8%*           10%           20%
                                                                           100%          100%*          90%           80%
                      DECLINE IN GROSS REVENUES                         -----------   -----------   -----------   -----------
 ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF EXPECTED PORTFOLIO VALUE   EXP    AVG    EXP    AVG    EXP    AVG    EXP    AVG
 --------------------------------------------------------------------   ----   ----   ----   ----   ----   ----   ----   ----
Recession begins at start of Year......       1    (March 16, 1998)     14.0   10.0   14.0   10.0   14.0   10.0   15.1   11.8
                                              3                         14.0   10.0   14.0   10.0   14.0   10.0   14.7   11.4
                                              5                         14.0   10.0   14.0   10.0   14.0   10.0   14.4   11.0
                                             10                         14.0   10.0   14.0   10.0   14.0   10.1   14.1   10.4

---------------

* Assumed case

           EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CLASS D
              CERTIFICATES ASSUMING A RECESSION LASTING FIVE YEARS

                                                                            0%            8%*           10%           20%
                                                                           100%          100%*          90%           80%
                      DECLINE IN GROSS REVENUES                         -----------   -----------   -----------   -----------
 ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF EXPECTED PORTFOLIO VALUE   EXP    AVG    EXP    AVG    EXP    AVG    EXP    AVG
 --------------------------------------------------------------------   ----   ----   ----   ----   ----   ----   ----   ----
Recession begins at start of Year......       1    (March 16, 1998)     13.7   10.0   14.0   10.0   14.0   10.0   17.4   15.6
                                              3                         13.9   10.0   14.0   10.0   14.0   10.0   16.9   14.7
                                              5                         14.0   10.0   14.0   10.0   14.0   10.1   16.3   13.4
                                             10                         14.0   10.0   14.0   10.0   14.0   10.1   14.3   10.7

---------------

* Assumed case

EFFECT OF CHANGES IN GROSS REVENUES ON YIELDS OF FIXED RATE CERTIFICATES

     The tables below have been prepared based on the Assumptions, except that the revenue received by Airplanes Group varies from Gross Revenues by the indicated percentages, beginning in certain years, for a period of three years in one case and permanently in the other. If the actual revenues received by Airplanes Group were to vary as indicated below and all of the other Assumptions were to occur as assumed, then the yield to maturity for the Class C and Class D Certificates would be as set forth below. If significant declines in Gross Revenues were to occur, there may not be sufficient revenues available to meet interest payments (as well as principal payments) on the Certificates. In such cases, interest on the Certificates would be deferred.

YIELD, DATE OF FIRST DEFERRAL AND NUMBER OF MONTHS IN WHICH INTEREST IS DEFERRED
                                 ON THE CLASS C
CERTIFICATES GIVEN THE ASSUMPTIONS BUT WITH A THREE YEAR CHANGE IN GROSS REVENUE
                             OF THE MAGNITUDE SHOWN

                                            CHANGE IN GROSS REVENUES BEGINNING ON MARCH 15,
                       ------------------------------------------------------------------------------------------
                                   2000                           2003                           2006
                       ----------------------------   ----------------------------   ----------------------------
                               DATE OF    MONTHS OF           DATE OF    MONTHS OF           DATE OF    MONTHS OF
                       YIELD   DEFERRAL   DEFERRALS   YIELD   DEFERRAL   DEFERRALS   YIELD   DEFERRAL   DEFERRALS
                       -----   --------   ---------   -----   --------   ---------   -----   --------   ---------
Increase of 10%......  8.30%      none         0      8.30%      none         0      8.30%     none         0
Decrease of 8%*......  8.30%      none         0      8.30%      none         0      8.30%     none         0
Decrease of 20%......  8.30%      none         0      8.30%      none         0      8.30%     none         0
Decrease of 30%......  8.30%    Sep-02        13      8.30%    Jul-05        10      8.30%     none         0

---------------

* Assumed case

YIELD, DATE OF FIRST DEFERRAL AND NUMBER OF MONTHS IN WHICH INTEREST IS DEFERRED
                                 ON THE CLASS C
CERTIFICATES GIVEN THE ASSUMPTIONS BUT WITH A PERMANENT CHANGE IN GROSS REVENUE
                             OF THE MAGNITUDE SHOWN

                                            CHANGE IN GROSS REVENUES BEGINNING ON MARCH 15,
                       ------------------------------------------------------------------------------------------
                                   2000                           2003                           2006
                       ----------------------------   ----------------------------   ----------------------------
                               DATE OF    MONTHS OF           DATE OF    MONTHS OF           DATE OF    MONTHS OF
                       YIELD   DEFERRAL   DEFERRALS   YIELD   DEFERRAL   DEFERRALS   YIELD   DEFERRAL   DEFERRALS
                       -----   --------   ---------   -----   --------   ---------   -----   --------   ---------
Increase of 10%......  8.30%      none         0      8.30%      none         0      8.30%     none         0
Decrease of 8%*......  8.30%      none         0      8.30%      none         0      8.30%     none         0
Decrease of 20%......  6.45%    Jan-05         5      8.30%      none         0      8.30%     none         0
Decrease of 30%......  5.65%    Sep-02       199      6.65%    Jul-05        86      8.00%     none         0

---------------

* Assumed case

YIELD, DATE OF FIRST DEFERRAL AND NUMBER OF MONTHS IN WHICH INTEREST IS DEFERRED
                                 ON THE CLASS D
CERTIFICATES GIVEN THE ASSUMPTIONS BUT WITH A THREE YEAR CHANGE IN GROSS REVENUE
                             OF THE MAGNITUDE SHOWN

                                              CHANGE IN GROSS REVENUES BEGINNING ON MARCH 15,
                       ---------------------------------------------------------------------------------------------
                                   2000                            2003                            2006
                       -----------------------------   -----------------------------   -----------------------------
                                DATE OF    MONTHS OF            DATE OF    MONTHS OF            DATE OF    MONTHS OF
                       YIELD    DEFERRAL   DEFERRALS   YIELD    DEFERRAL   DEFERRALS   YIELD    DEFERRAL   DEFERRALS
                       ------   --------   ---------   ------   --------   ---------   ------   --------   ---------
Increase of 10%......  11.12%      none         0      11.12%      none         0      11.12%     none         0
Decrease of 8%*......  11.12%      none         0      11.12%      none         0      11.12%     none         0
Decrease of 20%......  11.12%      none         0      11.12%      none         0      11.12%     none         0
Decrease of 30%......  11.12%    Aug-02        56      11.12%    Jun-05        21      11.12%     none         0

---------------

* Assumed case

YIELD, DATE OF FIRST DEFERRAL AND NUMBER OF MONTHS IN WHICH INTEREST IS DEFERRED
                                 ON THE CLASS D
CERTIFICATES GIVEN THE ASSUMPTIONS BUT WITH A PERMANENT CHANGE IN GROSS REVENUE
                             OF THE MAGNITUDE SHOWN

                                              CHANGE IN GROSS REVENUES BEGINNING ON MARCH 15,
                       ---------------------------------------------------------------------------------------------
                                   2000                            2003                            2006
                       -----------------------------   -----------------------------   -----------------------------
                                DATE OF    MONTHS OF            DATE OF    MONTHS OF            DATE OF    MONTHS OF
                       YIELD    DEFERRAL   DEFERRALS   YIELD    DEFERRAL   DEFERRALS   YIELD    DEFERRAL   DEFERRALS
                       ------   --------   ---------   ------   --------   ---------   ------   --------   ---------
Increase of 10%......  11.12%      none         0      11.12%      none         0      11.12%     none         0
Decrease of 8%*......  11.12%      none         0      11.12%      none         0      11.12%     none         0
Decrease of 20%......   9.80%    Dec-04       172      10.82%      none         0      11.12%     none         0
Decrease of 30%......  -9.10%    Aug-02       200       6.89%    Jun-05       166      10.17%     none         0

---------------

* Assumed case

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          AIRPLANES LIMITED

Date: March 10, 1998                      /s/ ROY M. DANTZIC*

                                          --------------------------------------
                                          Director and Officer

Date: March 10, 1998                      AIRPLANES U.S. TRUST

                                          /s/ ROY M. DANTZIC*

                                          --------------------------------------
                                          Controlling Trustee and Officer

                                          *By: /s/ MICHAEL WALSH

                                          --------------------------------------
                                          Attorney-in-Fact

                                 EXHIBIT INDEX

           Exhibit A -- Power of Attorney for Airplanes Limited
           Exhibit B -- Power of Attorney for Airplanes U.S. Trust